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                  INVESTMENT GRADE MUNICIPAL INCOME FUND INC.
                SUPPLEMENT TO PROSPECTUS DATED JANUARY 30, 1996

                                                               November 13, 1996

Dear Investor,

     This is a supplement to the Prospectus of Investment Grade Municipal Income Fund Inc., dated January 30, 1996. The purpose of this supplement is to revise certain information contained in the Prospectus under Management of the Fund.

     Effective October 1, 1996, Elbridge (Ebby) T. Gerry III and Cynthia N. Bow are co-portfolio managers of the Fund. Mr. Gerry, a senior vice president and a portfolio manager of Mitchell Hutchins, has been responsible for the day-to-day management of the Fund's portfolio since January 1996. Mr. Gerry has portfolio management responsibility for over $4.2 billion in municipal assets at Mitchell Hutchins, including municipal bond and money funds and private accounts. Prior to joining Mitchell Hutchins in January 1996, he had been associated with J.P. Morgan Private Banking since 1981 where he was responsible for managing municipal assets, including several municipal bond funds. Ms. Bow is a vice president of Mitchell Hutchins. Other members of Mitchell Hutchins' tax-exempt investment group provide input on market outlook, interest rate forecasts, and other considerations pertaining to tax-exempt investments.

     If you have any questions regarding Investment Grade Municipal Income Fund Inc., please call your Investment Executive at PaineWebber or one of its correspondent firms.